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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 12, 2005

COMMISSION             REGISTRANT; STATE OF INCORPORATION;      IRS EMPLOYER
FILE NUMBER             ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
-----------             -----------------------------         ------------------

  1-9513                     CMS ENERGY CORPORATION               38-2726431
                            (A MICHIGAN CORPORATION)
                                ONE ENERGY PLAZA
                             JACKSON, MICHIGAN 49201
                                 (517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On May 12, 2005, an International Centre for the Settlement of Investment Disputes ("ICSID") tribunal issued an award on a CMS Energy Corporation ("CMS Energy") claim against Argentina. The ICSID tribunal found in favor of CMS Energy's subsidiary, CMS Gas Transmission Company, and awarded damages of U.S.$133 million, plus interest. A CMS Energy News Release and the ICSID Award are attached as exhibits hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

99.1 CMS Energy's News Release dated May 17, 2005

99.2 ICSID Award dated May 12, 2005

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS section of CMS Energy's Form 10-Q for the Quarter Ended March 31, 2005 (incorporated herein by reference), that discusses important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CMS ENERGY CORPORATION

Dated: May 17, 2005

                                      By: /s/ Thomas J. Webb
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                                          Thomas J. Webb
                                          Executive Vice President and
                                          Chief Financial Officer